UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2004

GreenPoint Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-14320	06-1379001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue, New York, New York 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code(212) 834-1000

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

-	Not Applicable

(b)	Pro forma financial information.

-	Not Applicable

(c)	Exhibits.

99.1	GreenPoint Financial Corp. press release dated April 20, 2004.

Item 12. Results of Operations and Financial Condition.

On April 20, 2004, GreenPoint Financial Corp., a Delaware corporation (the “Company”), issued a press release announcing first quarter results for the period ended March 31, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004	GREENPOINT FINANCIAL CORP.

	By:	/s/ Howard C. Bluver
	Name:	Howard C. Bluver
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

99.1	GreenPoint Financial Corp. press release dated April 20, 2004.